UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 24, 2002

                                  APTIMUS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   Washington
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                 (State or Other Jurisdiction of Incorporation)


       000-27065                                        91-1809146
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


                             95 SOUTH JACKSON STREET
                                    SUITE 300
                            SEATTLE, WASHINGTON 98104
               --------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code (206) 441-9100


                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On May 24, 2002, Aptimus, Inc. ("Company") announced that it was contemplating a move to the Nsadaq SmallCap Market for which it currently qualifies following receipt of a Nasdaq Staff Determination that it was non-compliant with the minimum value of publicly held shares requirement for continued listing of its securities on the Nasdaq National Market. The Company reported that it was appealing the Staff Determination for now to keep all of its options open.

Item 7. Exhibits and Reports on Form 8-K

(c) The following exhibits are filed as part of this report:


    Exhibit No.     Description
    -----------     -----------

        99 Press release, dated May 24, 2002, announcing Aptimus, Inc.'s receipt of a Nasdaq Staff Determination of continued listing non-compliance and the company's appeal thereof.


SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                APTIMUS, INC.
                                               ---------------------------------
                                                (Registrant)


Dated: May 24, 2002                          By  /s/ David H. Davis
                                                --------------------------------
                                                 David H. Davis
                                                 Secretary